UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

SERES THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37465	27-4326290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sidney Street - 4th Floor Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(617) 945-9626

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02.	Termination of a Material Definitive Agreement.

On December 3, 2020, Seres Therapeutics, Inc. (the “Company”) received written notice from MedImmune, LLC (“MedImmune”), a wholly owned subsidiary of AstraZeneca Inc. (“AstraZeneca”), that MedImmune has elected to terminate the Research Collaboration and Option Agreement by and between the Company and MedImmune dated as of March 11, 2019 (the “Research Agreement”), in accordance with its terms. The termination of the Research Agreement will be effective on April 2, 2021 (the “Termination Date”), which is 120 days from the date of the notice. The third and final $6.7 million installment of the aggregate $20.0 million in upfront payment milestones due under the research agreement remains payable on January 4, 2021 despite the notice of termination.

The collaboration focused on advancing the understanding of the role of the microbiome in certain cancers and cancer immunotherapies. As previously disclosed in April 2020, subsequent to the restructuring of AstraZeneca and its MedImmune subsidiary, preclinical research activities under the original research plan had been curtailed. AstraZeneca informed the Company that budget considerations did not allow AstraZeneca to prioritize the collaboration at this time. The Company continues to conduct research related to the potential of its investigational microbiome therapeutics in cancer treatment, including through its ongoing collaborations with Memorial Sloan Kettering Cancer Center, The University of Texas MD Anderson Cancer Center, and the Parker Institute for Cancer Immunotherapy. Following the Termination Date, the Company will be free to further develop its assets that were the subject of the Research Agreement without further obligation to MedImmune.

The foregoing is only a summary of the material terms of the Research Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Research Agreement, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q (File No. 001-37465), filed with the Securities and Exchange Commission on May 2, 2019.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 3, 2020, the Board of Directors of the Company amended and restated the Company’s bylaws (as amended and restated, the “Amended and Restated Bylaws”) to insert a new “Article X-Forum Selection” (the “Amendment”). The Amendment provides that (i) unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and (ii) any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the provisions of Article X of the Amended and Restated Bylaws.

The foregoing description of the Amendment is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the Termination Date, the final milestone payment from MedImmune, and the potential and development of our investigational microbiome therapeutics for the treatment of cancer. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company has incurred significant losses, is not currently profitable and may never become profitable; the Company’s need for additional funding; the Company’s limited operating history; the Company’s unproven approach to therapeutic intervention; the lengthy, expensive, and uncertain process of clinical drug development; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the Company’s ability to develop and commercialize its product candidates, if approved; the potential impact of the COVID-19 pandemic; the Company’s ability to retain key personnel and to manage its growth; and that the Company’s management and principal stockholders have the ability to control or significantly influence its business. These and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 9, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Seres Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERES THERAPEUTICS, INC.

Date: December 7, 2020	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President